Exhibit 99.1

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30194-SAF-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: July 2 - August 5, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	Title

Gene Baldwin
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30194-SAF-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH	MONTH
ASSETS
1.	Unrestricted Cash	559	403
2.	Restricted Cash
3.	Total Cash	559	403
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0
9.	Total Current Assets	559	403
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0
15.	Other (Attach List)		0
16.	Total Assets	559	403
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		0
23.	Total Post Petition Liabilities		0
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132
25.	Priority Debt
26.	Unsecured Debt	8,249,060	8,239,061
27.	Other (Attach List)		2,359
28.	Total Pre Petition Liabilities	52,244,364	52,168,552
29.	Total Liabilities	52,244,364	52,168,552
EQUITY
30.	Pre Petition Owners’ Equity		(52,243,805)
31.	Post Petition Cumulative Profit Or (Loss)		(156)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		75,812
33.	Total Equity		(52,168,149)
34.	Total Liabilities and Equity		403

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30194-SAF-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH	MONTH
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
F.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			0

PRE PETITION LIABILITIES
A.	Deferred Franchise Costs (Footnote)		34
B.	Other Accrued Expenses (Footnote)		2,325
C.
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	2,359

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30194-SAF-11

INCOME STATEMENT

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0	0	0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0	0	0
8.	Gross Profit	0	0	0	0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative	16			16
12.	Rent & Lease				0
13.	Other (Attach List)	0	0	0	0
14.	Total Operating Expenses	16	0	0	16
15.	Income Before Non-Operating Income & Expense	(16)	0	0	(16)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	110	0	0	110
17.	Non-Operating Expense (Att List)	0	0	0	0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	(Amortization)				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	110	0	0	110
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees	250			250
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	250	0	0	250
27.	Income Tax				0
28.	Net Profit (Loss)	(156)	0	0	(156)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30194-SAF-11

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	559			559
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0			0
NON-OPERATING RECEIPTS
6.	Loans & Advances (Attach List)				0
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	0			0
10.	Total Receipts	0			0
11.	Total Cash Available	559			559
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other Misc. Fees	(94)			(94)
26.	Total Operating Disbursements	(94)			(94)
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees	250			250
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	250			250
31.	Total Disbursements	156			156
32.	Net Cash Flow	(156)			(156)
33.	Cash - End of Month	403			403

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30194-SAF-11

ACCOUNTS RECEIVABLE AGING			SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH	MONTH
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable			0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)			0	0	0

AGING OF POST PETITION TAXES AND PAYABLES

MONTH: July 2 - August 5, 2003

TAXES PAYABLE		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES

MONTH: July 2 - August 5, 2003

FEDERAL		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
1.	Withholding **				0
2.	FICA -Employee **				0
3.	FICA - Employer **				0
4.	Unemployment				0
5.	Income				0
6.	Other (Attach List)
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding				0
9.	Sales				0
10.	Excise				0
11.	Unemployment				0
12.	Real Property				0
13.	Personal Property				0
14.	Other (Attach List)				0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30194-SAF-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH: July 2 - August 5, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
BANK RECONCILIATIONS
A.	BANK:	Amarillo National Bank
B.	ACCOUNT NUMBER:	47295
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	647			647
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	(244)			(244)
5.	Month End Balance Per Books	403	0		403
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.

8.

9.

10.	(Attach List)

11.	Total Investments				0

CASH

12.	Currency On Hand				0

13.	Total Cash - End of Month				403

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.		ACCRUAL BASIS - 6

CASE NUMBER:	03-30194-SAF-11	MONTH:	July 2 - August 5, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
	Total Payments To Professionals		0	0	0	0

*	Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.		ACCRUAL BASIS - 7

CASE NUMBER:	03-30194-SAF-11	MONTH:	July 2 - August 5, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAVALCADE FOODS, INC.

CASE NO. 03-30194-SAF-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	CAVALCADE FOODS, INC.		FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30194-SAF-11		ACCRUAL BASIS

		MONTH:	July 2 - August 5, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A - B

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30179-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

	MONTH ENDING:	July 2 - August 5, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	Title

Gene Baldwin
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER	03-30179-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/01/03 - 08/05/03	MONTH	MONTH
ASSETS
1.	Unrestricted Cash	1,810,382	3,676,615
2.	Cash in Escrow		723,608
3.	Total Cash	1,810,382	4,400,223
4.	Accounts Receivable-Net	902,975	1,381,896
5.	Inventory	5,439,601	5,229,205
6.	Notes Receivable
7.	Prepaid Expenses (Insurance)	1,349,293	818,423
8.	Other (Attach List)	464,452	592,327
9.	Total Current Assets	9,966,703	12,422,074
10.	Property, Plant & Equipment		92,997,491
11.	Less: Accumulated Depreciation/Depletion		(63,394,390)
12.	Net Property, Plant & Equipment (Footnote)	27,898,267	29,603,101
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	0	0
15.	Other (Attach List)	692,581	11,338,200
16.	Total Assets	38,557,551	53,363,375

POST PETITION LIABILITIES
17.	Accounts Payable		359,383
18.	Taxes Payable		1,186,640
19.	Notes Payable
20.	Professional Fees		824,705
21.	Secured Debt
22.	Other (Attach List) (Footnote)		3,394,252
23.	Total Post Petition Liabilities		5,764,980

PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132
25.	Priority Debt (Footnote)	5,703,675	1,292,878
26.	Unsecured Debt (Footnote)	16,979,394	20,351,778
27.	Other (Attach List) (Footnote)	0	12,348,552
28.	Total Pre Petition Liabilities	66,678,373	77,920,340
29.	Total Liabilities	66,678,373	83,685,320

EQUITY
30.	Pre Petition Owners’ Equity		(28,946,832)
31.	Post Petition Cumulative Profit Or (Loss)		(658,421)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		(716,692)
33.	Total Equity		(30,321,945)
34.	Total Liabilities and Equity		53,363,375

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER	03-30179-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/01/03 - 08/05/03	MONTH	MONTH
ASSETS
A.	Rent Escrow	234,286	225,151
B.	Rent and Utility Deposits	160,166	367,176
C.	Deposit - office equipment lease	70,000	0	0	0
D.
E.
TOTAL OTHER ASSETS - LINE 8		464,452	592,327	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.	Bankruptcy Related Retainers and Pre-Payments	692,581	149,140
B.	Intercompany Receivables (Footnote)		6,907,560
C.	Deferred Costs and Miscellaneous Assets (Footnote)		3,724,381
D.	Accrued Hospitalization		557,119
TOTAL OTHER ASSETS - LINE 15		692,581	11,338,200	0	0

POST PETITION LIABILITIES
A.	Accrued Wages		972,098
B.	Accrued Employee Benefits		675,059
C.	Accrued Rent		307,107
D.	Accrued Expenses		673,877
E.	Accrued Reserve for Casualties & Losses		271,763
F.	Giftbooks Payable		494,348
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			3,394,252	0	0

PRE PETITION LIABILITIES
A.	Accrued Expenses		799,108
B.	Accrued Employee Benefits		54,859
C.	Accrued Reserve for Casualties & Losses		3,874,424
D.	Deferred Income and Expenses		2,020,371
E.	Accrued Reserve for Restaurant Closings		5,599,790
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27			12,348,552	0	0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30179-HDH-11

INCOME STATEMENT

		MONTH 07/01/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues	12,238,424			12,238,424
2.	Less: Discounts (Footnote)	(404,571)			(404,571)
3.	Net Revenue	11,833,853	0	0	11,833,853
COST OF GOODS SOLD
4.	Material	3,358,386			3,358,386
5.	Direct Labor	3,902,811			3,902,811
6.	Direct Overhead	943,730			943,730
7.	Total Cost Of Goods Sold	8,204,927	0	0	8,204,927
8.	Gross Profit	3,628,926	0	0	3,628,926
OPERATING EXPENSES
9.	Officer / Insider Compensation	46,478			46,478
10.	Selling & Marketing	271,481			271,481
11.	General & Administrative	226,167			226,167
12.	Rent & Lease	497,398			497,398
13.	Other (Attach List)	1,565,754	0	0	1,565,754
14.	Total Operating Expenses	2,607,278	0	0	2,607,278
15.	Income Before Non-Operating Income & Expense	1,021,648	0	0	1,021,648
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0	0	0
17.	Non-Operating Expense (Att List)	0	0	0	0
18.	Interest Expense (Income)	(104)	0	0	(104)
19.	Depreciation / Depletion	363,832			363,832
20.	Amortization (Footnote)	222,120			222,120
21.	Other (Attach List)	0	0	0	0
22.	Net Other Income & Expenses	(585,848)	0	0	(585,848)
REORGANIZATION EXPENSES
23.	Professional Fees	473,274			473,274
24.	U.S. Trustee Fees				0
25.	Other (Attach List)	0	0	0	0
26.	Total Reorganization Expenses	473,274	0	0	473,274
27.	Income Tax				0
28.	Net Profit (Loss)	(37,474)	0	0	(37,474)

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER	03-30179-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 07/01/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
OPERATING EXPENSES
A.	Repairs & Maintenance	318,729			318,729
B.	Supplies	256,909			256,909
C.	Utilities	582,924			582,924
D.	Other Store Expenses	407,192			407,192
E.					0
F.					0
G.					0
H.					0
TOTAL OTHER OPERATING EXPENSES - LINE 13		1,565,754	0	0	1,565,754

OTHER INCOME & EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		0	0	0	0

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0	0	0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0	0	0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30179-HDH-11

		MONTH 07/01/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
		(000’s)	(000’s)	(000’s)	(000’s)
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	3,536			3,536
RECEIPTS FROM OPERATIONS
2.	Cash Sales	11,708			11,708
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition	668			668
5.	Total Operating Receipts	12,376			12,376
NON-OPERATING RECEIPTS
6.	Loans & Advances				0
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	0			0
10.	Total Receipts	12,376			12,376
11.	Total Cash Available	15,912			15,912
OPERATING DISBURSEMENTS
12.	Net Payroll	2,616			2,616
13.	Payroll Taxes Paid (Footnote)	975			975
14.	Sales, Use & Other Taxes Paid (Footnote)	711			711
15.	Secured / Rental / Leases	541			541
16.	Utilities	577			577
17.	Insurance	372			372
18.	Inventory Purchases	3,042			3,042
19.	Vehicle Expenses				0
20.	Travel				0
21.	Employee Benefits	62			62
22.	Repairs & Maintenance	169			169
23.	Supplies				0
24.	Advertising	353			353
25.	Other	1,557			1,557
26.	Total Operating Disbursements	10,975			10,975
REORGANIZATION DISBURSEMENTS
27.	Professional Fees	537			537
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	537			537
31.	Total Disbursements	11,512			11,512
32.	Net Cash Flow	864			864
33.	Cash - End of Month	4,400			4,400

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30179-HDH-11

			SCHEDULED AMOUNT	MONTH 07/01/03 - 08/05/03	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING
1.	0 - 30			1,338,220
2.	31 - 60			571
3.	61 - 90			34,519
4.	91 +			8,586
5.	Total Accounts Receivable		902,975	1,381,896	0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		902,975	1,381,896	0	0

AGING OF POST PETITION TAXES AND PAYABLES

MONTH: July 2 - August 5, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal	137,903				137,903
2.	State	1,048,737				1,048,737
3.	Local					0
4.	Other (See below)	0				0
5.	Total Taxes Payable	1,186,640	0	0	0	1,186,640
6.	Accounts Payable	359,383				359,383

STATUS OF POST PETITION TAXES

MONTH: July 2 - August 5, 2003

			BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **		99,566.00	336,943	(235,813)	200,696
2.	FICA - Employee **		(39,240)	334,107	(336,689)	(41,822)
3.	FICA - Employer **		(39,239)	334,106	(336,689)	(41,822)
4.	Unemployment		55,976	(35,125)	0	20,851
5.	Income		0	0	0	0
6.	Other (Attach List)		0	0	0	0
7.	Total Federal Taxes		77,063	970,031	(909,191)	137,903
STATE AND LOCAL
8.	Withholding		3,612	11,074	0	14,686
9.	Sales		792,437	866,722	(711,110)	948,049
10.	Excise		0	0	0	0
11.	Unemployment		131,968	20,316	(66,282)	86,002
12.	Real Property		0	0	0	0
13.	Personal Property		0	0	0	0
14.	Other (Attach List)		0	0	0	0
15.	Total State And Local		928,017	898,112	(777,392)	1,048,737
16.	Total Taxes		1,005,080	1,868,143	(1,686,583)	1,186,640

*                 The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**               Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH:  July 2 - August 5, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
BANK RECONCILIATIONS
A.	BANK:	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9021	0047 7437 9225
C.	PURPOSE (TYPE):	Operating	Payroll
1.	Balance Per Bank Statement	0	0	6,321,226	6,321,226
2.	Add: Total Deposits Not Credited			0	0
3.	Subtract: Outstanding Checks		(62,079)	(1,750,048)	(1,812,127)
4.	Other Reconciling Items			(108,852)	(108,852)
5.	Month End Balance Per Books (Footnote)	0	(62,079)	4,462,326	4,400,247
6.	Number of Last Check Written

INVESTMENT ACCOUNTS
		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.

8.

9.

10.	(Attach List)

11.	Total Investments				0

CASH

12.	Currency On Hand				(24)

13.	Total Cash - End of Month				4,400,223

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  July 2 - August 5, 2003

		Account # 3	Account # 4	Account # 5	TOTAL OTHER BANK ACCOUNTS
BANK RECONCILIATIONS
A.	BANK:	Bank of America	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9102	0047 7437 9144	0047 7437 9063
C.	PURPOSE (TYPE):	American Express	Discover	Master Card / Visa
1.	Balance Per Bank Statement	0	0	0	0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	0	0	0	0
6.	Number of Last Check Written	N/A	N/A	N/A

INVESTMENT ACCOUNTS
		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

		Account # 6	Account # 7	Account # 8	TOTAL OTHER BANK ACCOUNTS
BANK RECONCILIATIONS
A.	BANK:	Bank of America	Bank of America	Wells Fargo
B.	ACCOUNT NUMBER:	0047 7437 9267	0047 7437 9267	9440 109947
C.	PURPOSE (TYPE):	Master Depository	A/P	Master Depository
1.	Balance Per Bank Statement	0	0	5,492,987	5,492,987
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks		(1,750,048)		(1,750,048)
4.	Other Reconciling Items			(2,360,572)	(2,360,572)
5.	Month End Balance Per Books	0	(1,750,048)	3,132,415	1,382,367
6.	Number of Last Check Written	N/A		N/A

INVESTMENT ACCOUNTS
		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

		Account # 9	Account # 10	Account # 11	TOTAL OTHER BANK ACCOUNTS
BANK RECONCILIATIONS
A.	BANK:	Bank of America	First National Bank	BancFirst
B.	ACCOUNT NUMBER:	0047 7437 9186	322472	524-0157007
C.	PURPOSE (TYPE):	Medical Insurance	Checking	Checking
1.	Balance Per Bank Statement	0	0	51,424	51,424
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items			251,487	251,487
5.	Month End Balance Per Books	0	0	302,911	302,911
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

		Account # 12	Account # 13	Account # 14	TOTAL OTHER BANK ACCOUNTS
BANK RECONCILIATIONS
A.	BANK:	City National Bank	Dubuque Bank and Trust	Amarillo National Bank
B.	ACCOUNT NUMBER:	7854	10 661 5	44911
C.	PURPOSE (TYPE):	Checking	Checking	Checking
1.	Balance Per Bank Statement	6,622	0	0	6,622
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	398,473		1,081	399,554
5.	Month End Balance Per Books	405,095	0	1,081	406,176
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

		Account # 15	Account # 16	Account # 17	TOTAL OTHER BANK ACCOUNTS
BANK RECONCILIATIONS
A.	BANK:
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):	Prof. Fee Escrow	Property Tax Escrow	Stay Bonus Escrow
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	0	0	0	0
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

BANK RECONCILIATIONS		Account # 18			TOTAL OTHER BANK ACCOUNTS
A.	BANK:		Bank Of America	Bank Of America
B.	ACCOUNT NUMBER:		3755517667	3299810319
C.	PURPOSE (TYPE):	Asset Sales Escrow
1.	Balance Per Bank Statement		770,193	0	770,193
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items		1,822,818	(222,139)	1,600,679
5.	Month End Balance Per Books	0	2,593,011	(222,139)	2,370,872
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30179-HDH-11	MONTH: July 2 - August 5, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Blasdel, T. Michael	Wages and Expenses	10,403	68,049
2.	Dodson, Donald	Wages and Expenses	24,523	122,224
3.	Ellefson, Nancy	Wages and Expenses	11,552	76,431
4.	Goldsmith, Martin N.	Wages and Expenses	0	38,450
5.	Smith, Elizabeth	Wages and Expenses	0	40,366
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		46,478	345,520

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Corporate Revitalization Partn.	4/11/2003	80%	90,931	640,460	(Footnote)
2.	Gardere & Wynne	4/11/2003	80%	93,554	197,289	(Footnote)
3.	Ernst & Young	4/11/2003	80%	34,297	85,615	(Footnote)
4.	Lain, Faulkner & Co., P.C.	4/11/2003	80%	48,474	173,287	(Footnote)
5.	McGuire Craddock	4/11/2003	80%	0	2,673	(Footnote)
6.	Deloitte & Touche	4/11/2003	80%	0	4,116	(Footnote)
7.	Bracewell and Patterson	4/11/2003	80%	269,907	269,907	(Footnote)
	Total Payments To Professionals		80%	537,163	1,373,347	0

*      Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.	Fleet National Bank (Administrative Agent)
2.	Status of leases available upon request
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form   ☒   does   ☐   does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30179-HDH-11

MONTH: July 2 - August 5, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below. (See Attached)

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form   ☐   does   ☒   does not have related footnotes on Footnotes Supplement.

CAFETERIA OPERATORS, L.P.

CASE NO. 03-30179-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	CAFETERIA OPERATORS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS

MONTH: July 2 - August 5, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	12

For properties that are being discontinued, Net Property, Plant & Equipment was written down to liquidation value on Debtor’s Schedules.  The values included in this Report are reported at cost less accumulated depreciation using Generally Accepted Accounting Principles.

1	15B

Debtor has reported various intercompany receivables and payables with its co-debtors: Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11), Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11) and Furr’s/Bishop’s Cafeterias, L.P. (Case No. 03-30185-HDH-11).

1	15C

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1 1	22 27

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition or post petition “accrued liabilities.”

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.

1	25

Pursuant to the Interim Agreed Order Authorizing Limited Use of Cash Collateral and Granting Adequate Protection to Existing Lienholders entered on January 7, 2003, the Debtor paid wages and related payroll taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

1	26

Debtor continues to receive invoices relating to the pre-petition period and is recording those liabilities on its books and records as pre-petition unsecured debt.  It is anticipated that any differences will be resolved in the claims administration process.

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

2	2	The Debtor frequently provides promotions for its customers, resulting in discounts for those customers.

6	Prof. Fees	Debtor accrues for professional fee expenses on a monthly basis and is in the process of reconciling the accrual to outstanding invoices.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30185-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS
DALLAS		DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING:		July 2 - August 5, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	Title

Gene Baldwin
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30185-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH	MONTH
ASSETS
1.	Unrestricted Cash	19	159
2.	Restricted Cash
3.	Total Cash	19	159
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0
9.	Total Current Assets	19	159
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Equipment	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0
15.	Other (Attach List)		0
16.	Total Assets	19	159
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		0
23.	Total Post Petition Liabilities		0
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132
25.	Priority Debt
26.	Unsecured Debt	3,481,591	3,481,786
27.	Other (Attach List)		(7,689,897)
28.	Total Pre Petition Liabilities	47,476,895	39,719,021
29.	Total Liabilities	47,476,895	39,719,021
EQUITY
30.	Pre Petition Owners’ Equity		(47,408,704)
31.	Post Petition Cumulative Profit Or (Loss)		(267)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		7,690,109
33.	Total Equity		(39,718,862)
34.	Total Liabilities and Equity		159

This form   ☒   does   ☐   does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH	MONTH
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
F.
G.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			0

PRE PETITION LIABILITIES
A.	Investment In Cafeteria Operators, L.P. - Pension (Footnote)		1,819,467
B.	InterCompany Accounts Receivable (Footnote)		(3,854,921)
C.	Investment In Affiliated Partnership (Footnote)		(5,654,443)
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	(7,689,897)

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30185-HDH-11

INCOME STATEMENT

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0			0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0			0
8.	Gross Profit	0			0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative	17			17
12.	Rent & Lease				0
13.	Other (Attach List)				0
14.	Total Operating Expenses	17			17
15.	Income Before Non-Operating Income & Expense	(17)			(17)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0			0
17.	Non-Operating Expense (Att List)				0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0			0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees	250			250
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	250			250
27.	Income Tax				0
28.	Net Profit (Loss)	(267)			(267)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30185-HDH-11

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	176			176
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0			0
NON-OPERATING RECEIPTS
6.	Advance from Furr’s Restaurant Group, Inc.	250			250
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	250			250
10.	Total Receipts	250			250
11.	Total Cash Available	426			426
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other Misc.	17			17
26.	Total Operating Disbursements	17			17
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees	250			250
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	250			250
31.	Total Disbursements	267			267
32.	Net Cash Flow	(17)			(17)
33.	Cash - End of Month	159			159

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30185-HDH-11

			SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH Jan-00	MONTH Jan-00
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable			0	0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)			0	0	0

AGING OF POST PETITION TAXES AND PAYABLES

MONTH: July 2 - August 5, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES

MONTH: July 2 - August 5, 2003

			BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **					0
2.	FICA - Employee **					0
3.	FICA - Employer **					0
4.	Unemployment					0
5.	Income					0
6.	Other (Attach List)
7.	Total Federal Taxes		0	0	0	0
STATE AND LOCAL
8.	Withholding					0
9.	Sales					0
10.	Excise					0
11.	Unemployment					0
12.	Real Property					0
13.	Personal Property					0
14.	Other (Attach List)					0
15.	Total State And Local		0	0	0	0
16.	Total Taxes		0	0	0	0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30185-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH: July 2 - August 5, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
BANK RECONCILIATIONS
A.	BANK:	Amarillo National Bank
B.	ACCOUNT NUMBER:	47309
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	376			376
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	(217)			(217)
5.	Month End Balance Per Books	159			159
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.

8.

9.

10.	(Attach List)

11.	Total Investments				0

CASH

12.	Currency On Hand				0

13.	Total Cash - End of Month				159

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30185-HDH-11

MONTH:  July 2 - August 5, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
	1.
	2.
	3.
	4.
	5.
	6.
	7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
	1.
	2.
	3.
	4.
	5.
	Total Payments To Professionals		0	0	0	0

* Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30185-HDH-11	MONTH: July 2 - August 5, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURR'S/BISHOP CAFETERIAS, L.P.
CASE NO. 03-30185-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS

MONTH:  July 2 - August 5, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	27 A - C

Debtor has reported various intercompany receivables and payables with its co-debtors: Cafeteria Operators, L.P. (Case No. 03-30179-HDH-11), Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), and Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11).

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30190-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

	PERIOD ENDING:	July 2 - August 5, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party	Title

Gene Baldwin
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30190-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/01/03 - 08/05/03	MONTH	MONTH
ASSETS
1.	Unrestricted Cash	3,982	(21,985)
2.	Restricted Cash
3.	Total Cash	3,982	(21,985)
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List) (Footnote)	0	1,532
9.	Total Current Assets	3,982	(20,453)
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Equipment	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List) (Footnote)		0
15.	Other (Attach List)		46,500
16.	Total Assets	3,982	26,047

POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		108,314
23.	Total Post Petition Liabilities		108,314

PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132
25.	Priority Debt
26.	Unsecured Debt	8,334,819	7,888,539
27.	Other (Attach List) (Footnote)		14,676,487
28.	Total Pre Petition Liabilities	52,330,123	66,492,158
29.	Total Liabilities	52,330,123	66,600,472

EQUITY
30.	Pre Petition Owners’ Equity		(52,326,141)
31.	Post Petition Cumulative Profit Or (Loss)		(141,171)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		(14,107,113)
33.	Total Equity		(66,574,425)
34.	Total Liabilities and Equity		26,047

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 07/01/03 - 08/05/03	MONTH	MONTH
ASSETS
A.	Deferred Franchise Costs		1,375
B.	Advance to Furr’s/Bishop Cafeterias, L.P.		157
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	1,532

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0

A.	Other Assets		46,500
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	46,500

POST PETITION LIABILITIES
A.	Advance from Cafeteria Operators, L.P.		108,314
B.
C.
D.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			108,314

PRE PETITION LIABILITIES
A.	Investments In Affiliated Partnerships		150,701,823
B.	Investment in Intercompany Pension Plans		681,024
C.	Note Receivable - Cavalcade Foods, Inc. (Co-Debtor)		(1,500,000)
D.	Investments In Affiliated Corporations		(135,329,853)
E.	Other Accrued Expenses		123,493
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	14,676,487

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30190-HDH-11

INCOME STATEMENT

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0			0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0			0
8.	Gross Profit	0			0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)	28,666			28,666
14.	Total Operating Expenses	28,666			28,666
15.	Income Before Non-Operating Income & Expense	(28,666)			(28,666)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0			0
17.	Non-Operating Expense (Att List)	0			0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0			0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees	500			500
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	500			500
27.	Income Tax				0
28.	Net Profit (Loss)	(29,166)			(29,166)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
OPERATING EXPENSES
A.	Misc. Expenses	149			149
B.	Director Fees	1,615			1,615
C.	Public Co. Expenses	22,891			22,891
D.	Travel Expenses	172			172
E.	Insurance	639			639
F.	Taxes	3,200			3,200
TOTAL OTHER OPERATING EXPENSES - LINE 13		28,666			28,666

OTHER INCOME & EXPENSES

A.	0	0
B.		0
C.		0
D.		0
E.		0
TOTAL NON-OPERATING INCOME - LINE 16	0	0

A.	0
B.		0
C.		0
D.		0
E.		0
TOTAL NON-OPERATING EXPENSE - LINE 17	0	0

REORGANIZATION EXPENSES

A.		0
B.		0
C.		0
D.		0
E.		0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25	0	0

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30190-HDH-11

		MONTH 07/02/03 - 08/05/03	MONTH	MONTH	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	(9,533)			(9,533)
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0			0
NON-OPERATING RECEIPTS
6.	Advances from Cafeteria Operators, L.P.	15,294			15,294
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	15,294			15,294
10.	Total Receipts	15,294			15,294
11.	Total Cash Available	5,761			5,761
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel	172			172
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Other	30,459			30,459
25.	Investor Relations				0
26.	Total Operating Disbursements	30,631			30,631
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees	500			500
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	500			500
31.	Total Disbursements	31,131			31,131
32.	Net Cash Flow	(15,837)			(15,837)
33.	Cash - End of Month	(25,370)			(25,370)

This form  ☐  does  ☒  does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30190-HDH-11

		SCHEDULED AMOUNT	MONTH 07/02/03 - 08/05/03	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable		0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0

AGING OF POST PETITION TAXES AND PAYABLES

MONTH:  July 2 - August 5, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES

MONTH:  July 2 - August 5, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **	0	0	0	0
2.	FICA - Employee **	0	0	0	0
3.	FICA - Employer **	0	0	0	0
4.	Unemployment	0	0	0	0
5.	Income	0	0	0	0
6.	Other (Attach List)	0	0	0	0
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding	0	0	0	0
9.	Sales	0	0	0	0
10.	Excise	0	0	0	0
11.	Unemployment	0	0	0	0
12.	Real Property	0	0	0	0
13.	Personal Property	0	0	0	0
14.	Other (Attach List)	0	0	0	0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*            The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**     Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30190-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH: July 2 - August 5, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
BANK RECONCILIATIONS
A.	BANK:	Bank of America	Amarillo National Bank
B.	ACCOUNT NUMBER:	0047 9075 9926	47368
C.	PURPOSE (TYPE:)	Operating
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks	(21,985)			0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	(21,985)	0		(21,985)
6.	Number of Last Check Written		N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH

12.	Currency On Hand				0
13.	Total Cash - End of Month				(21,985)

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CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30190-HDH-11
MONTH: July 2 - August 5, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Cafeteria Operators, L.P. Case No. 03-30179
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Cafeteria Operators, L.P.Case No. 03-30179
2.
3.
4.
5.
Total Payments To Professionals			0	0	0	0

*            Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

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CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 7

CASE NUMBER:	FURR’S RESTAURANT GROUP, INC.
MONTH: July 2 - August 5, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

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FURR'S RESTAURANT GROUP, INC.

CASE NO. 03-30190-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS

	MONTH:	July 2 - August 5, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	8 A

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A - D	Debtor’s books and records reflect various investments in affiliates. For purposes of this report, these have been combined as ‘other pre-petition liabilities.’
1	27 E

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.